Exhibit 99.1
ESCROW AGREEMENT
     This Escrow Agreement (“Agreement”) is made and entered into as of April 17, 2007 by and among VERSO TECHNOLOGIES, INC., a Minnesota corporation (“PURCHASER”), SUNTRUST BANK, a Georgia banking corporation (the “Escrow Agent”), and BRETT HAUSER (the “Stockholders’ Agent”) for and on behalf of the holders (the “Stockholders”) of Outstanding TARGET Series E-3 Shares and the Management Members (as such terms are defined in that certain Agreement and Plan of Merger dated as of April 4, 2007 (the “Merger Agreement”) by and among PURCHASER, SN ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of PURCHASER (“MERGER SUB”), Sentito Networks, Inc., a Delaware corporation (“TARGET”), and the Stockholders’ Agent (as defined in the Merger Agreement)).
W I T N E S S E T H:
     WHEREAS, pursuant to the Merger Agreement, PURCHASER will issue to the Stockholders and Management Members shares of PURCHASER Common Stock in connection with the merger (the “Merger”) of MERGER SUB with and into TARGET; and
     WHEREAS, pursuant to Article 12 of the Merger Agreement, the Stockholders and Management Members have agreed to make available to PURCHASER and certain of its affiliates an escrow fund to compensate such parties for certain damages incurred by them and in the event certain prepayments are not received by PURCHASER, each as permitted therein.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual obligations herein, the parties hereto agree as follows:
     1. Definitions. All capitalized terms used herein without definitions shall have the meanings specified in the Merger Agreement.
     2. Escrow Arrangements. Except as otherwise expressly set forth herein, all matters pertaining to the Escrow Fund and the Escrow Shares (each as hereinafter defined) shall, as between the parties hereto other than the Escrow Agent, be governed by the provisions of Article 12 of the Merger Agreement; provided, however, that if any express provision of this Agreement conflicts with the provisions of Article 12 of the Merger Agreement, the provisions of Article 12 of the Merger Agreement shall control, as between the parties hereto other than the Escrow Agent. The Escrow Agent shall only be governed by the provisions of this Agreement.
     3. Establishment of Escrow Fund. Within five (5) business days after the date of this Agreement, PURCHASER shall cause its transfer agent to deliver to the Escrow Agent for deposit into escrow a certificate representing the aggregate number of 984,721 shares of PURCHASER Common Stock constituting the Indemnification Escrow Shares pursuant to Section 3.1(g) of the Merger Agreement and 1,230,902 shares of PURCHASER Common Stock constituting the Primo Escrow Shares pursuant to Section 3.1(h) of the Merger Agreement

(collectively, the “Escrow Shares”), with such deposit and any Additional Escrow Shares (which shall be treated as Escrow Shares hereunder) to constitute the escrow fund (the “Escrow Fund”).
     4. Administration of Escrow Fund. The Escrow Agent shall administer the Escrow Fund as set forth in Annex A.
     5. Maintenance of the Escrow Fund. The Escrow Agent shall establish, for record keeping purposes, a separate account for each Stockholder and Management Member (collectively, the “TARGET Indemnifying Persons”) showing the number of Escrow Shares held in the Escrow Fund for such Stockholder and Management Member as set forth in Annex B attached hereto, which sets forth the name of each Stockholder and Management Member and the calculation of each such Stockholder’s and Management Member’s Proportionate Share of the Indemnification Escrow Shares and the Primo Escrow Shares based upon (i) each Stockholder’s Pro-Rata Share of the Holder Initial Merger Consideration (which is calculated based on each Stockholder’s ownership of TARGET Capital Stock) and (ii) each Management Member’s Member Percentage of the Management Initial Merger Consideration. The Escrow Agent shall maintain records showing each Stockholder’s and Management Member’s Proportionate Share of the Escrow Fund and shall adjust each Stockholder’s and Management Member’s account to reflect distributions from, and additions or substitutions to, the property held for the account of such Stockholder or Management Member in the Escrow Fund. The Escrow Agent is hereby granted the power to effect any transfer of Escrow Shares required by this Agreement. PURCHASER shall cooperate with the Escrow Agent in promptly issuing, or causing its transfer agent to promptly issue, such stock certificates as shall be required to effect such transfers. All Escrow Shares held in the Escrow Fund shall be registered in the name of the Escrow Agent or its nominee on behalf of the Stockholders and Management Members in the respective amounts set forth on Annex B.
     6. Term of Escrow Agreement. This Agreement shall terminate upon the termination of the Escrow Period, as set forth in Paragraph 1 of Annex A, and the distribution by the Escrow Agent of all property held in the Escrow Fund. All property held by the Escrow Agent under this Agreement shall be disbursed by the Escrow Agent in accordance with the provisions of Annex A hereto, which is incorporated by reference and made a part hereof.
     7. Fees of the Escrow Agent. The fees of the Escrow Agent, including (i) the normal costs of administering the Escrow Fund and the Escrow Agent’s right to reimbursement as set forth on the Fee Schedule attached hereto as Annex C, and (ii) all fees and costs associated with the Escrow Agent’s administration of claims made upon the Escrow Fund, shall be paid by PURCHASER and not out of the Escrow Fund. In the event that the Escrow Agent renders any service hereunder not provided for herein or there is any assignment of any interest in the subject matter of the Escrow Fund or modification hereof, the Escrow Agent shall be reasonably compensated for such extraordinary services by the party that is responsible for or requests such services and not out of the Escrow Fund.
     8. Liability of the Escrow Agent. In performing any of its duties under this Agreement, the Escrow Agent shall not be liable to any party for damages, losses or expenses, except in the event of gross negligence or willful misconduct on the part of the Escrow Agent.

The Escrow Agent shall not incur any such liability for (i) any act or failure to act made or omitted in good faith or (ii) any action taken or omitted in reliance upon any instrument, including any written statement or affidavit provided for in this Agreement, that the Escrow Agent shall in good faith believe to be genuine; nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations or determining the scope of any agent’s authority. In addition, the Escrow Agent, at the expense of PURCHASER, may consult with legal counsel in connection with its duties under this Agreement and shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel. The Escrow Agent is not responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall have no implied duties or obligations under the terms of this Agreement or otherwise. The Escrow Agent shall not be charged with or be deemed to have any knowledge or notice of any notice, fact or circumstance not specifically set forth in this Agreement or furnished to the Escrow Agent in notices provided to the Escrow Agent in writing and strictly in accordance with the notice provisions of this Agreement. The Escrow Agent shall not be required to take notice of any agreement or understanding, including, but not limited to, the Merger Agreement, among the parties hereto, other than this Agreement and shall have no duty or responsibility to take any action pursuant to the terms thereof. The Escrow Agent shall not be obligated to take any legal action or to commence any proceedings in connection with this Agreement or any funds held hereunder or to appear in, prosecute or defend in any such legal action or proceedings.
     9. Controversies. If any dispute or controversy arises between the parties to this Agreement, or with any other party, concerning the subject matter of the Escrow Fund, its terms or conditions, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow Agent’s discretion, it may require, despite what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for interest or damage. Furthermore, the Escrow Agent may at its option, file an action of interpleader requiring the parties to answer and litigate any claims and rights among themselves. In the event of any dispute or disagreement as described above, the Escrow Agent shall have the right, in addition to the rights described above and at the election of the Escrow Agent, to tender into the registry or custody of any court having jurisdiction, all money and property held under this Agreement and may take such other legal action as may be appropriate or necessary, in the opinion of the Escrow Agent. Upon such tender, the parties hereto agree that the Escrow Agent shall be discharged from all further duties under this Agreement; provided, however, that the filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation hereunder earned prior to such filing and discharge of the Escrow Agent of its duties hereunder.
     10. Indemnification of Escrow Agent. PURCHASER and its successors and assigns agree jointly and severally to indemnify and hold the Escrow Agent and each of its officers, directors, agents and employees harmless from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel, and disbursements that may be imposed on the Escrow Agent or any such persons, or incurred by it or them directly or indirectly in connection with this Agreement or the performance of its duties under this Agreement, including but not limited to, any arbitration or litigation arising from this Agreement or involving its subject matter, unless such loss, claim, damage, liability or expense shall be caused by the gross negligence or willful misconduct on the part of the Escrow Agent. Nothing contained in this Section 10 shall impair the rights of the Stockholders and Management Members, on the one hand, and PURCHASER, on the other hand, as between themselves.
     11. Resignation of Escrow Agent. The Escrow Agent may resign at any time upon giving at least 30 days written notice to the other parties hereto; provided, however, that no such resignation shall become effective until the appointment of a successor Escrow Agent which shall be accomplished as follows: PURCHASER and the Stockholders’ Agent shall use their best efforts to agree on a successor Escrow Agent within 30 days after receiving such notice. If the parties fail to agree on a successor Escrow Agent within such time, then the Escrow Agent shall have the right to appoint a successor Escrow Agent authorized to do business in the State of Georgia, provided that the successor so chosen shall have capital, surplus and undivided profits of at least $200,000,000. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The predecessor Escrow Agent then shall be discharged from any further duties and liability under this Agreement. Notwithstanding anything to the contrary herein provided, in the event no successor escrow agent has been appointed on or prior to the sixtieth (60th) day following the date any such resignation of the Escrow Agent is to become effective, the Escrow Agent shall be entitled to tender into the custody of any court of competent jurisdiction all funds and other property then held by it hereunder and shall thereupon be relieved of all further duties and obligations under this Agreement. Escrow Agent shall have no responsibility for the appointment of a successor escrow agent hereunder.
     12. Miscellaneous.
     (a) Assignment; Binding upon Successors and Assigns. None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     (b) Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

     (c) Entire Agreement. This Agreement, the Annexes hereto, and as to the parties hereto other than the Escrow Agent, the Merger Agreement, the documents referenced therein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and thereof supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof.
     (d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered if delivered personally (upon receipt), or three business days after being mailed by registered or certified mail, postage prepaid (return receipt requested), or one business day after it is sent by reputable nationwide overnight courier service, or upon transmission, if sent via facsimile (with confirmation of receipt) to the parties at the following address (or at such other address for a party as shall be specified by like notice); provided, however, that notwithstanding anything to the contrary herein provided, the Escrow Agent shall not be deemed to have received any notice hereunder prior to its actual receipt thereof :
(i)    if to PURCHASER, to:
Verso Technologies, Inc.
400 Galleria Parkway
Suite 200
Atlanta, Georgia 30339
Attention: Chief Financial Officer
Facsimile: (678) 589-3750
Telephone: (678) 589-3500
with a copy to (which shall not constitute notice):
Rogers & Hardin LLP
2700 International Tower
229 Peachtree Street, N.E.
Atlanta, Georgia 30303
Attention: Robert C. Hussle, Esq.
Facsimile: (404) 525-2224
Telephone: (404) 522-4700
(ii)   if to Escrow Agent, to:
SunTrust Bank
Corporate Agency Services
25 Park Place, 24th Floor
Atlanta, Georgia 30303-2900
Attention: Olga G. Warren, Group Vice President
Facsimile: (404) 588-7335

Telephone: (404) 588-7262
(iii) if to Stockholders’ Agent, to:
Brett Hauser
153 East 53rd Street, 58th Floor
New York, NY 10022
Facsimile: (212) 308-6623
Telephone: (       )
with a copy to (which shall not constitute notice):
Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110
Attention: Michael A. Conza, Esq.
Facsimile: (617) 951-8736
Telephone: (617) 951-8459
     (e) Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.
     (f) Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.
     (g) Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.
     (h) Absence of Third Party Beneficiary Rights. Except as expressly provided herein, no provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner of any party hereto or any other person or entity unless specifically provided otherwise herein and except for the Stockholders and Management Members, and, except as so provided, all provisions hereof shall be solely between the parties to this Agreement.

     (i) Governing Law. It is the intention of the parties hereto that the internal laws of the State of Georgia (irrespective of its choice of law principles) shall govern the validity of this agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.
     (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile.
[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first set forth above.

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder

Title:	CFO

FEIN: 41-1484525

/s/ Brett Hauser

BRETT HAUSER, as
STOCKHOLDERS’ AGENT

SSN: [Provided under separate cover]

SUNTRUST BANK,
AS ESCROW AGENT

By:	/s/ Olga G. Warren

Its:	Group Vice President

ANNEX A
ADMINISTRATION OF ESCROW FUND

ANNEX A
     1. Escrow Period; Release of Indemnification Escrow Shares From Escrow.
     (a)The escrow period with respect to the Indemnification Escrow Shares shall terminate upon the twelve (12) month anniversary of the date of the Escrow Agreement (the “Escrow Period”); provided, however, that the number of Indemnification Escrow Shares, which, in the reasonable judgment of PURCHASER, subject to the objection of the Stockholders’ Agent and the subsequent arbitration of the matter in the manner provided in Paragraph 5 hereof, necessary to satisfy any unsatisfied claims specified in any Officer’s Certificate (as defined in Paragraph 2 below) theretofore delivered to the Escrow Agent in writing by PURCHASER prior to termination of the Escrow Period with respect to facts and circumstances existing prior to expiration of the Escrow Period, shall remain in the Escrow Fund until such claims have been resolved.
     (b)Within five (5) business days after the end of the Escrow Period (the “Release Date”), the Escrow Agent shall release from escrow to the TARGET Indemnifying Persons (which such persons are as identified on Annex B) each such person’s Proportionate Share of the Indemnification Escrow Shares and Additional Escrow Shares relating thereto (if any) less, with respect to each such person, the number of Indemnification Escrow Shares and such Additional Escrow Shares relating thereto with a value (as determined pursuant to Paragraph 2 hereof) equal to (A) such person’s Proportionate Share of any liability delivered to PURCHASER in accordance with Paragraph 2 hereof in satisfaction of indemnification claims by PURCHASER and (B) such person’s Proportionate Share of any liability subject to delivery to PURCHASER in accordance with Paragraph 1(a) with respect to any pending but unresolved indemnification claims of PURCHASER. Any Indemnification Escrow Shares and Additional Escrow Shares relating thereto held as a result of clause (B) shall be released to such person or released to PURCHASER (as appropriate) promptly upon joint written notice to the Escrow Agent by PURCHASER and the Stockholders’ Agent of resolution of each specific indemnification claim involved. Indemnification Escrow Shares and Additional Escrow Shares relating thereto shall be released to the TARGET Indemnifying Persons based on each such person’s Proportionate Share thereof. PURCHASER will take such action as may be necessary to cause such certificates to be issued in the names of the appropriate persons. Certificates representing Indemnification Escrow Shares and Additional Escrow Shares relating thereto so issued that are subject to resale restrictions under applicable Securities Laws will bear a legend to that effect.
     (c)The Stockholders’ Agent will provide written notice to the Escrow Agent of any change in the Proportionate Share of any TARGET Indemnifying Person.
     2. Claims Upon Escrow Fund. Upon receipt by the Escrow Agent on or before the Release Date of a certificate signed by any officer of PURCHASER (an “Officer’s Certificate”) stating that with respect to the indemnification obligations of the TARGET Indemnifying Persons set forth in Section 12.2 of the Merger Agreement, Damages exist and specifying in reasonable detail the individual items of such Damages included in the amount so stated, the date each such item was paid, or properly accrued or arose, and the nature of the misrepresentation, breach of warranty, covenant or claim to which such item is related, the Escrow Agent shall, subject to the provisions of this Annex A, deliver to PURCHASER out of the portion of the

Escrow Fund which constitutes Indemnification Escrow Shares or Additional Escrow Shares relating thereto (if any), as promptly as practicable, PURCHASER Common Stock or other assets held in such portion of the Escrow Fund having a value equal to such Damages. For the purpose of compensating PURCHASER for its Damages pursuant to this Annex A and the Merger Agreement, the PURCHASER Common Stock in the Escrow Fund shall be valued at the Average Stock Price (which will be set forth in the Officer’s Certificate).
     3. Objections to Claims.
     (a)At the time of delivery of any Officer’s Certificate to the Escrow Agent, a duplicate copy of such Officer’s Certificate shall be delivered to the Stockholders’ Agent by PURCHASER and for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery of PURCHASER Common Stock or other property pursuant to Paragraph 2 hereof unless the Escrow Agent shall have received written authorization from the Stockholders’ Agent to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall make delivery of the PURCHASER Common Stock or other property in the Escrow Fund in accordance with Paragraph 2 hereof, provided that no such payment or delivery may be made if the Stockholders’ Agent shall object in a written statement to the claim made in the Officer’s Certificate, and such statement shall have been delivered to the Escrow Agent and to PURCHASER prior to the expiration of such thirty (30) day period
     (b)In case the Stockholders’ Agent shall so object in writing to any claim or claims by PURCHASER made in any Officer’s Certificate, PURCHASER shall have thirty (30) days to respond in a written statement to the objection of the Stockholders’ Agent (receipt of which objection must be acknowledged in writing by the Stockholders’ Agent). If after such thirty (30) day period there remains a dispute as to any claims, then the Stockholders’ Agent and PURCHASER shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If the Stockholders’ Agent and PURCHASER should so agree, a memorandum setting forth such agreement shall be prepared and jointly signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the PURCH ASER Common Stock or other property from the Escrow Fund in accordance with the terms thereof.
     (c)The Escrow Agent shall be entitled to conclusively assume (without any inquiry) that any certificate or notice required to be delivered under this Paragraph 3 to the Escrow Agent and PURCHASER or Stockholders’ Agent (as the case may be) was received by such other party concurrent with the Escrow Agent’s receipt of such certificate or notice.
     4. Primo Escrow Shares.
     (a)If, prior to the six (6) month anniversary of the date of the Escrow Agreement (the “Primo Period”), PURCHASER (or any of its Affiliates) receives, directly or indirectly, from Primo Telekom or any of its Affiliates one or more cash prepayments which collectively aggregate at least ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000) with respect to the sale, license or other disposition of TARGET Products or PURCHASER Products pursuant to the Primo Contract, (collectively, the “Primo Prepayment”), then the Escrow Agent shall promptly release from the Escrow Fund to the holders, immediately prior to the Effective Time, of Outstanding TARGET Series E-3 Shares and to the Management Members (which persons are identified on Annex B) pursuant to this Paragraph 4 each such person’s Proportionate Share of the Primo Escrow Shares and the Additional Escrow Shares relating thereto (if any). If PURCHASER does not receive the Primo Prepayment during the Primo Period, then the Escrow Agent shall release from the Escrow Fund to PURCHASER pursuant to this Paragraph 4 all of the Primo Escrow Shares and Additional Escrow Shares relating thereto (if any).
     (b)The Escrow Agent shall release the Primo Escrow Shares and the Additional Escrow Shares related thereto (if any) in accordance with Paragraph 4(a) hereof no later than thirty (30) days after PURCHASER delivers to the Escrow Agent and the Stockholders’ Agent a written notice which states whether PURCHASER has received the Primo Prepayment during the Primo Period, which notice PURCHASER shall deliver promptly after receipt of the Primo Prepayment (if so received) or promptly after the end of the Primo Period (if the Primo Prepayment is not received). Notwithstanding the foregoing, no release of PURCHASER Common Stock or other property may be made by the Escrow Agent to PURCHASER pursuant to this Paragraph 4 if the Stockholders’ Agent shall object in a written statement to PURCHASER‘s notice, which statement sets forth in reasonable detail the basis for such objection and such statement shall have been delivered to the Escrow Agent and to PURCHASER prior to the expiration of such thirty (30) day period. In case the Stockholders’ Agent shall so object in writing to PURCHASER‘s notice, PURCHASER shall have thirty (30) days to respond in a written statement to the objection of the Stockholders’ Agent. If after such thirty (30) day period there remains a dispute as to such notice, then the Stockholders’ Agent and PURCHASER shall attempt in good faith for sixty (60) days to resolve such dispute. If the Stockholders’ Agent and PURCHASER should so agree, a memorandum setting forth such agreement shall be prepared and jointly signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the PURCHASER Common Stock or other property from the Escrow Fund in accordance with the terms thereof. If such agreement between PURCHASER and the Stockholders’ Agent can not be reached, then the matter shall be arbitrated in the manner set forth in Paragraph 5 hereof.
     (c)The Escrow Agent shall be entitled to conclusively assume (without any inquiry) that any certificate or notice required to be delivered under this Paragraph 4 to the Escrow Agent and PURCHASER or Stockholders’ Agent (as the case may be) was received by such other party concurrent with the Escrow Agent’s receipt of such certificate or notice.
     5. Resolution of Conflicts and Arbitration. If no agreement can be reached after good faith negotiation between PURCHASER and the Stockholders’ Agent pursuant to Paragraph 3 or Paragraph 4 hereof, as applicable, either PURCHASER or the Stockholders’ Agent may, by written notice to the other, demand arbitration of the matter in accordance with Section 12.6 of the Merger Agreement. The decision of the arbitrator shall be binding and conclusive upon the parties to the Merger Agreement, and notwithstanding anything in this Annex A, the Escrow Agent and the parties shall be entitled to act in accordance with such decision and the Escrow Agent shall be entitled to make or withhold payments out of the Escrow Fund in accordance therewith.

     6. Stockholders’ Agent.

     (a)The identity of the Stockholders’ Agent may be changed by TARGET Indemnifying Persons holding a majority in interest of the Escrow Fund from time to time upon not less than ten (10) days’ prior written notice to PURCHASER and the Escrow Agent. A duplicate copy of such notice shall be delivered to the Escrow Agent.
     (b)A decision, act, consent or instruction of the Stockholders’ Agent shall constitute a decision of all TARGET Indemnifying Persons and shall be final, binding and conclusive upon each such TARGET stockholder or Management Member, and the Escrow Agent and PURCHASER may rely upon any decision, act, consent or instruction of the Stockholders’ Agent as being the decision, act, consent or instruction of each and every such TARGET stockholder or Management Member. The Escrow Agent and PURCHASER are hereby relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction of the Stockholders’ Agent.

ANNEX B
STOCKHOLDERS AND MANAGEMENT MEMBERS
AND
CALCULATION OF PROPORTIONATE SHARE
[Intentionally Omitted.]

ANNEX C
SCHEDULE OF FEES
FOR ESCROW AGENT SERVICES
SunTrust Bank, as Escrow Agent
Verso Technologies, Inc.
SCHEDULE OF FEES
The annual fee of $2,500.00 for administering this Escrow Agreement is payable in advance at the time of closing and thereafter, until termination of the escrow. The PURCHASER appropriate parties shall be invoiced within thirty (30) days of the time the Escrow Fund is established and if applicable, will be invoiced each year on the anniversary date of the closing of the Escrow Agreement. In addition, to the agent’s schedule of fees a one-time $500.00 legal review fee is payable in advance at the time of closing.
Out of pocket expenses such as, but not limited to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, etc., will be billed at cost.
These fees do not include extraordinary services which will be priced according to time and scope of duties. The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.
It is acknowledged that the schedule of fees shown above is acceptable for the services mutually agreed upon and the undersigned authorizes SunTrust Bank to perform said services.